                                                                   EXHIBIT 10.06
                      SECOND AMENDMENT, WAIVER AND CONSENT

     SECOND AMENDMENT, WAIVER AND CONSENT, dated as of August 14, 1996 (this "Amendment"), among SC Corporation, a Delaware corporation (the "Borrower"), the
- ----------                                                       --------
banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Banque
                                                       -------
Nationale de Paris, as agent (the "Agent") for the Lenders.
                                   -----

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of November 23, 1994, as amended by the First Amendment, Waiver and Consent thereto, dated as of August 16, 1995 (as so amended, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment
- -----------------
have the meanings specified in the Credit Agreement.

     (2) Wigs by Paula, Inc. has merged with and into SC Corporation, a Delaware corporation ("SC"), with SC the surviving corporation, doing business as SC
              --
Direct, Inc. (the "Borrower"), and a wholly owned subsidiary of Specialty
                   --------
Catalog Corp. ("Specialty").
                ---------

     (3) The Borrower has requested that the Lenders consent to certain amendments to the Credit Agreement on the terms and conditions herein provided.

     (4) The Lenders are, on such terms and conditions, willing to grant the request of the Borrower and the Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is,
                 ------------------------------
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

          (a) The definition of "Clean-Down Period" in Section 1.01 is deleted in its entirety.

          (b) The definition of "Borrowing Base Deficiency" in Section 1.01 is hereby amended by deleting the phrase "of the respective Corresponding Percentages of each".

          (c) The definition of "EBITDA" in Section 1.01 is hereby amended by adding immediately following the phrase "noncash charges relating to employee options" the phrase "and relating to warrants issued by Specialty to the Franklin

Group".

          (d) The following parenthetical is added at the end of subparagraphs
     (h) and (i) of  the definition of "Eligible Inventory" in Section 1.01:
     "(other than Inventory that would otherwise be Eligible Inventory (i) that is in transit being shipped through a common carrier, (ii) to which title has passed to the Borrower free and clear of all Liens and (iii) to which the Agent is named as loss payee under an insurance policy covering risk of loss or damage of the Inventory).".

          (e) Section 1.01 is amended by adding the following definitions after the definition of "Fixed Charge Coverage Ratio":

               "'Franklin Group' means the Persons referred to in Section 4(f)
                 --------------
          hereof.

               'Franklin Proceeds' means the aggregate amount of $500,000
                -----------------
          received by the Borrower from the issuance and sale of $495,000 of Subordinated Notes to the Franklin Group and $5,000 received by Specialty from the issuance to Franklin Group of warrants to purchase common stock of Specialty, in each case in the amounts set forth on
          Schedule I hereto.".

          (f) Section 1.01 is amended by adding the following definition after the definition of "Investment":

          " 'IPO' means the initial public offering by Specialty of shares of
             ---
          its common stock."

          (g) The definition of "Leverage Ratio" is amended by adding at the end thereof the following:

               "provided, however, that for any Rolling Period commencing on or
                --------  -------
          after July 1, 1996 and ending prior to July 1, 1997, the amount determined in accordance with clause (b) of this definition shall be computed on an Annualized Basis".

          (h) The definition of "Rolling Period" in Section 1.01 is amended in its entirety to read as follows:

               "'Rolling Period' means (a) with respect to any month ending
                 --------------
          prior to December 1, 1995, the period commencing on December 1, 1994 and ending on the last day of such month and (b) with respect to any month beginning on or after December 1, 1995 and ending prior to July 1, 1996, the consecutive 12-month period ending on the last day of such month,
          (c) with respect to any month ending prior to July 1, 1997, the period commencing on July 1, 1996 and ending on the last day of such month and (d) with respect to any month thereafter, the consecutive 12-month period ending on the last day of such month.".

          (i) Section 1.03 is amended by inserting after the word "consistent" the following phrase: "except for the American Institute of Certified Public Accountants' Statement of Position 93-7 which shall be construed as in effect on January 1, 1995."

          (j) Clause (B) of Section 2.06(b)(iii) is hereby amended to read "the lesser of the Working Capital Facility and the sum of the Loan Value of Eligible Inventory plus 50% of the Available Amount of Trade Letters of Credit issued for the purpose of purchasing Inventory that would otherwise be Eligible Inventory on such Business Day.".

          (k) Section 2.06(b)(ii)(B) is amended by adding at the end of but within the parenthetical "and not including the Franklin Proceeds".

          (l) Section 2.06(b)(ii)(C) is amended to add:

               (i) to the first sentence thereof, after the words "the sale or issuance by any Loan Party or any of its Subsidiaries of any capital stock," the parenthetical "(excluding the contribution by Specialty to SC Corporation of Franklin Proceeds and limited in the case of the IPO to the amount of $5,000,000 or, if completed after September 30, 1996, $4,450,000)".

               (ii) at the end of the second sentence thereof, "provided,
                                                                --------
          however, that any such prepayment with Net Cash Proceeds from the IPO
          -------
          shall be applied first to repay in full the amounts required by
          Section 2.04(a) on September 30, 1996 and December 31, 1996 which, at the time of the IPO, are not repaid in full and the balance shall be applied to the Term Facility pro rata to the remaining installments thereof".

          (m) Section 2.06(b)(v) is deleted in its entirety and replaced with the words "Intentionally omitted."

          (n) Sections 5.04(a),(b), (c) and (d) are amended as set forth below for the periods indicated:

               (a) The definition of "Net Worth" in Section 1.01 is amended by deleting "$3,050,000" and substituting therefor "$3,550,000" and by adding after the words "employee options," the following: "and relating to warrants issued by Specialty to the Franklin Group, in each case".

                        (b)    Leverage Ratio:
                               ---------------

                      Rolling Period Ending From                    Ratio
                      --------------------------                    -----

                      November 30, 1995 to June 30, 1996            4.30:1
                      July 1, 1996 to August 31, 1996               5.00:1
                      September 1, 1996 to September 30, 1996       4.00:1
                      October 1, 1996 to November 30, 1996          3.00:1
                      December 1, 1996 to November 30, 1997         2.00:1
                      December 1, 1997 to June 30, 1998       1.75:1
                      July 1, 1998 to June 30, 1999                 1.50:1

                        (c)    Fixed Charge Coverage Ratio:
                               ----------------------------

                      Rolling Period Ending From                    Ratio
                      --------------------------                    -----

                      December 31, 1995 to June 30, 1996            0.60:1
                      July 1, 1996 to September 30, 1996      1.00:1
                      October 1, 1996 to June 30, 1999              1.05:1

                        (d)    Interest Coverage Ratio:
                               ------------------------

                      Rolling Period Ending From                    Ratio
                      --------------------------                    -----

                      December 31, 1995 to June 30, 1996            2.20:1
                      July 1, 1996 to August 31, 1996               1.50:1
                      September 1, 1996 to November 30, 1996        3.00:1
                      December 1, 1996 to June 30, 1999       4.00:1

                      SECTION 2.  Amendments to Specialty Guaranty.  Section 7
                                  --------------------------------
of the Guaranty is amended to permit Specialty to sell shares of its common stock in an initial public offering (the "IPO") on or prior to December 31, 1996
                                          ---
with Net Cash Proceeds of at least $5,000,000 and to permit the conversion of the Subordinated Notes and the Preferred Stock of the Guarantor into common stock of the Guarantor".

                      SECTION 3. Waiver and Consent. The Lenders hereby waive
                                 ------------------
(a) any payment required by Section 2.06(b)(i) for fiscal year 1996 if the IPO is completed on or prior to December 31, 1996 and (b) the existence of a Default or an Event of Default that may exist prior to the effective date hereof as a result of the breach of any covenant or other term or provision of the Credit Agreement amended hereby.

          SECTION 4.  Conditions of Effectiveness.  Sections 1,2 and 3 of this
                      ---------------------------
Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto executed by the Guarantors and each other Loan Party and the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent and in sufficient copies for each Lender, in form and substance satisfactory to the Required Lenders and in sufficient copies for each Lender:

          (a) Certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower approving this Amendment and the matters contemplated hereby and thereby and (B) the Guarantor and each other Loan Party evidencing approval of the Consent and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, and the Consent and the matters contemplated hereby and thereby.

          (b) A certificate of the Secretary or an Assistant Secretary of the Borrower, the Guarantors and each other Loan Party certifying the names and true signatures of the officers of the Borrower, and the Guarantors and such other Loan Party authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder and thereunder.

          (c) Counterparts of the Consent appended hereto (the "Consent"),
                                                                -------
     executed by the Guarantors and each of the Loan Parties (other than the Borrower).

          (d) A certificate signed by a duly authorized officer of the Borrower and each other Loan Party stating that:

               (i) The representations and warranties contained in Section 5 are correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and

               (ii) After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default.

          (e) The Agent shall have received Forms UCC-1 relating to SC Direct, Inc. executed by the Borrower.

          (f) The Borrower shall have received the Franklin Proceeds and the junior subordinated obligations shall have been created in accordance with the terms of the letter agreement dated June 1, 1996 between SC Direct, Inc. and Martin Franklin, and supplemented by a memorandum dated July 25, l996 from Mr. Franklin relating to the Persons making such investment (the "Franklin Group") and such agreement and memorandum are the only agreements
      --------------
     between the Franklin Group and the Loan Parties relating to the investment by the Franklin Group in the Loan Parties. A true and correct copy of such documents shall have been delivered to the Agent and the obligations thereunder shall thereafter be deemed to be "Subordinated Notes" and documents "Subordinated Debt Documents".

          (g) The Working Capital Advances, together with accrued interest thereon, will be repaid in full on the date of the closing of the IPO.

          The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

          SECTION 5.  Representations and Warranties of the Borrower.  The
                      ----------------------------------------------
Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

          (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, as amended hereby, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party, other than the filing of charter amendments.

          (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

          (e) There is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries (including, without limitation, any Environmental Action) pending or threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby, or the consummation of any of the transactions contemplated hereby.


          SECTION 6.  Reference to and Effect on the Loan Documents.  (a)  On
                      ---------------------------------------------
and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 7.  Costs, Expenses and Taxes.  The Borrower agrees to pay on
                      -------------------------
demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 7.04 of the Credit Agreement. In addition, the Borrower shall pay any and all Other Taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such Other Taxes.

          SECTION 8.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 9.  Governing Law.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.

          SECTION 10.  Fee Letter.  In the event the Termination Date occurs on
                       ----------
or prior to March 31, 1997 and all Obligations under the Loan Documents (excluding the success fee payable under the fee letter dated November 23, 1994 between BNP and the Borrower) are paid in full in cash, the success fee payment to BNP required by the fee letter will be waived and the obligation to pay such success fee will be terminated.. If the IPO occurs on or before December 31, 1996, it will not constitute a "Triggering Event" under the fee letter.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    SC CORPORATION


                                    By
                                       ------------------------------
                                       Title:

                                    Date:



                                    BANQUE NATIONAL DE PARIS,
                                    as Agent and as Lender


                                    By
                                       ------------------------------
                                       Title:

                                    By
                                       ------------------------------
                                       Title:
                                    Date:

                                    CONSENT

                                             Dated as of August 14, 1996

          The undersigned, Royal Advertising and Marketing, Inc., a Massachusetts corporation and SC Publishing, Inc., a California corporation, as Guarantors under the Guaranty and as the Parties to the Security Agreement, in each case, dated November 23, 1994 as amended by the First Amendment, Waiver and Consent (the "First Amendment") thereto, dated as of August 16, 1995 (as so
              ---------------
amended, the "Guaranty" and the "Security Agreement") in favor of the Agent and,
              --------           ------------------
for its benefit and the benefit of the Lenders parties to the Credit Agreement as amended by the First Amendment and the Second Amendment and Consent (the "Second Amendment") thereto, dated as of August 14, 1996 (as so amended, the
- -----------------
"Credit Agreement"), hereby consent to such Second Amendment and hereby confirm
- -----------------
and agree that (a) notwithstanding the effectiveness of such Second Amendment, the Guaranty and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Second Amendment, each reference in the Guaranty and the Security Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as further amended by such Second Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                    Royal Advertising & Marketing, Inc.


                                    By
                                       ------------------------------
Date:                                  Title:

                                    SC Publishing, Inc.


Date:                               By
                                       ------------------------------
                                       Title:

                                    CONSENT

                                             Dated as of August 14, 1996

          The undersigned, Specialty Catalog Corp., a Delaware corporation and SC Holdings L.L.C., a limited liability company organized under the laws of the State of Delaware, as Pledgor under the Pledge Agreement dated November 30, 1994 as amended by the First Amendment, Waiver and Consent (the "First Amendment")
                                                            ---------------
thereto, dated as of August 16, 1995 (as so amended, the "Pledge Agreement") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement as amended by the First Amendment and the Second Amendment and Consent (the "Second Amendment") thereto, dated as of August 14,
                            ----------------
1996 (as so amended, the "Credit Agreement"), hereby consent to such Second
                          ----------------
Amendment and hereby confirm and agree that (a) notwithstanding the effectiveness of such Second Amendment, the Pledge Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Second Amendment, each reference in the Pledge Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as further amended by such Second Amendment, and (b) the Collateral Documents to which such Pledgor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                    Specialty Catalog Corp.


Date:                               By
                                       ------------------------------
                                       Title:


                                    SC Holdings L.L.C.


Date:                               By
                                       ------------------------------
                                       Title:

                                    CONSENT

                                              Dated as of August 14, 1996

          The undersigned, Specialty Catalog Corp., a Delaware corporation and SC Holdings L.L.C., a limited liability company organized under the laws of the State of Delaware, as Guarantor under the Guaranty dated November 30, 1994 as amended by the First Amendment, Waiver and Consent (the "First Amendment")
                                                         ---------------
thereto, dated as of August 16, 1995 and the Second Amendment and Consent (the

"Second Amendment") thereto, dated as of August 14, 1996 (as so amended, the
- -----------------
"Guaranty") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement as amended by the First Amendment and the Second Amendment (as so amended, the "Credit Agreement"), hereby consent to
                                          ----------------
such Second Amendment and hereby confirm and agree that (a) notwithstanding the effectiveness of such Second Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Second Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as further amended by such Second Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                    Specialty Catalog Corp.


                                    By
                                       ------------------------------
Date:                                  Title:


                                    SC Holdings L.L.C.


                                    By
                                       ------------------------------
Date:                                  Title:

                                                            EXHIBIT B TO THE
                                                            CREDIT AGREEMENT


                          FORM OF NOTICE OF BORROWING



Banque Nationale de Paris,
as Agent under the
Credit Agreement
 referred to below
499 Park Avenue
New York, NY  10022                 [Date]


          Attention:  Ms. Julia Requena


Ladies and Gentlemen:

          The undersigned, SC Corporation  (the "Borrower"), refers to the
                                                 --------
Credit Agreement dated as of August 17, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement", the terms defined
                                           ----------------
therein being used herein as therein defined), among the Borrower, certain Lender Parties party thereto, and Banque Nationale de Paris, as Agent for said Lender Parties, and hereby gives you notice, irrevocably, pursuant to Section
2.02 of the Credit Agreement that the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section
                                 ------------------
2.02(a) of the Credit Agreement:

          (i) The Business Day of the Proposed Borrowing is _________ __, 199 .

          (ii) The Facility under which the Proposed Borrowing is requested is the _______________ Facility.

          (iii) The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

          (iv) The aggregate amount of the Proposed Borrowing is $__________.

          [(v) The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Borrowing is __________ month[s].]

          (vi)  Borrowing Base Availability

          (1)  (a)   Net Availability Total
                     from Schedule 1 on the
                     most recently delivered
                     Borrowing Base Certificate

               (b)   50% of Available Amount of
                     Trade Letters of Credit used
                     to purchase Inventory which
                     would otherwise be Eligible
                     Inventory

               (c)   Total

               (d)   Enter lesser of (1)(c) and the
                     Working Capital Facility

          (2)  Working Capital Advances Outstanding

          (3)  Aggregate Principal Amount of
               Letter of Credit Advances Outstanding

          (4)  Total Available Amount of all
               Letters of Credit Outstanding

          (5) Total Working Capital Availability
               [(1)(d) less (2) less (3) less (4)]
                       ----     ----     ----

          The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          (A) the representations and warranties contained in each Loan Document are correct on and as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of the Proposed Borrowing, in which case, as of such specific date;

          (B) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default; and

          (C) after giving effect to such Borrowing (a) the lesser of (1) the sum of the Loan Values of the Eligible Collateral plus 50% of the Available Amount of Trade Letters of Credit issued for the purpose of purchasing Inventory which would otherwise be Eligible Inventory and (2) the Working Capital Facility shall exceed (b) the aggregate principal amount of Working Capital Advances plus the Letter of Credit Advances plus the aggregate
                      ----                               ----
     Available Amount of all Letters of Credit then outstanding after giving effect to such Advance or issuance, respectively.

                                             Very truly yours,

                                             SC CORPORATION



                                             By
                                                 --------------------------
                                                 Title:

                                                 EXHIBIT D TO THE
                                                 CREDIT AGREEMENT


                          BORROWING BASE CERTIFICATE


                                                 Date: __________, 19__

To:       Banque Nationale de Paris,
          as Agent
          499 Park Avenue
          New York, New York  10022
          Attn:  Mr. Stephen Kovacs
          Telecopy:  (212) 418-8269


                          BORROWING BASE CERTIFICATE
                          --------------------------

          Borrowing Base Availability as at the date hereof:

          (1)  (a)   Net Availability Total
                     from Schedule 1

               (b)   50% of Available Amount of
                     Trade Letters of Credit used
                     to purchase Inventory which
                     would otherwise be Eligible
                     Inventory

               (c)   Total

               (d)   Enter lesser of (1)(c) and the
                     Working Capital Facility

          (2)  Working Capital Advances Outstanding

          (3)  Aggregate Principal Amount of
               Letter of Credit Advances Outstanding

          (4)  Total Available Amount of all
               Letters of Credit Outstanding

          (5) Total Working Capital Availability
               [(1)(d) less (2) less (3) less (4)]
                       ----     ----     ----

          This report is submitted pursuant to the Credit Agreement dated as of November 23, 1994 among SC Corporation, as Borrower, the lenders (the "Lenders")
                                                                       -------
that are, or may from time to time become, party thereto and Banque Nationale de Paris, New York Branch, as agent (the "Agent") for the Lenders thereunder as the
                                       -----
same may be amended from time to time (the "Credit Agreement"). The Agent has been granted a security interest in, among other things, the Inventory pursuant to the Loan Documents. Unless otherwise indicated, capitalized terms used herein have the meanings ascribed to them in the Credit Agreement.

          The undersigned hereby certifies that (i) the amounts and the representations set forth herein are true and correct in all material respects,
(ii) the calculations determined herein are determined in accordance with GAAP and (iii) except as noted, none of the Inventory referred to in this report falls within the ineligible or prohibited categories as noted in the Credit Agreement. We further confirm the above mentioned assignment and grant of security interest in the Inventory to the Agent.

                                      SC CORPORATION


Date:                                 By:
     --------------------------           ----------------------------
                                          Name:
                                          Title:

                                   SCHEDULE 1

                           Inventory Net Availability
                           --------------------------


               (a)  Gross Inventory
                                                 =================

============================
Less:  Ineligible Inventory

               (b)  Inventory consisting of
                    "perishable agricultural
                    commodities" or on which
                    a Lien has arisen or may
                    arise in favor of agricultural
                    producers
                                                    ___________

               (c)  Inventory located on
                    leaseholds as to which the
                    lessor has not entered into
                    a consent and agreement
                    providing for the rights
                    of the Agent
                                                    ___________

               (d)  Inventory in respect of which
                    the Security Agreement does
                    not create a valid and perfected
                    first priority Lien in favor of the
                    Agent, the Issuing Bank, the
                    Lenders and the Hedge Banks
                    securing the Secured Obligations
                                                    ___________

               (e)  Inventory with respect
                    to which the
                    representations and
                    warranties set forth
                    in the Security Agreement
                    are not true and correct
                                                    ___________

               (f)  Inventory consisting of
                    promotional and marketing
                    materials and shipping and
                    other supplies
                                                    ___________

               (g)  Inventory that fails to
                    meet any standards imposed
                    by any governmental agency
                    or regulatory authority that
                    is not saleable in the ordinary
                    course of business
                                                    ___________

               (h)  Inventory subject to a
                    licensing, patent, royalty, trademark
                    or other such agreement with any
                    third party as to which a dispute
                    exists
                                                    ___________

               (i)  Inventory not in the possession
                    or sole control of the
                    Borrower or any Subsidiary
                    [other than Inventory that would
                    otherwise be Eligible Inventory
                     (i) that is in transit being shipped
                     through a common carrier,
                     (ii) to which title has passed to the
                    Borrower free and clear of all Liens and
                     (iii) to which the Agent is named as
                     loss payee under an insurance policy
                    covering risk of loss or damage
                    of the Inventory]/1/
                                                    ___________



               (j)  Inventory located
                    outside the United States
                    [other than Inventory that would
                    otherwise be Eligible Inventory
                     (i) that is in transit being shipped
                     through a common carrier,
                     (ii) to which title has passed to the
                    Borrower free and clear of all Liens and
                     (iii) to which the Agent is named as
                     loss payee under an insurance policy
                    covering risk of loss or damage
                    of the Inventory]/1/
                                                    ___________

* exclusion to be used in either (i) or (j).

               (k)  Inventory consisting of work
                    in progress
                                                    ___________

               (l)  Inventory that is obsolete,
                    unusable or otherwise unavailable
                    for sale in the ordinary course of
                    business of the Borrower
                                                    ___________

               (m)  Total ineligible Inventory
                    [sum of (b) through (l)]
                                                    ___________

               (n)  Eligible Inventory
                    [(a) less (m)]
                         ----
                                                              _______

- ----------
Net Availability at 50% of Adjusted
                    --
Eligible Inventory  [(n) multiplied by 50%]
                                                          ===================

                                    ANNEX 1

                                 Franklin Group
                                 --------------


    Names                                     Investments
    -----                                     -----------